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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2007

                        AMERICAN PHYSICIANS CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)

            Michigan                   000-32057               38-3543910
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (517) 351-1150

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 14, 2007, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months and year-ended December 31, 2006 and certain other information. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

         The information furnished under Items 2.02 and 9.01 of this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.  Description
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99              Press Release, dated February 14, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2007                              AMERICAN PHYSICIANS CAPITAL, INC.


                                               By: /s/ R. Kevin Clinton
                                                   -----------------------------
                                                   R. Kevin Clinton
                                                   President and
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99           Press Release, dated February 14, 2007